EQUITY TRANSACTIONS	6 Months Ended
Jun. 30, 2019
EQUITY TRANSACTIONS
EQUITY TRANSACTIONS

NOTE 7—EQUITY TRANSACTIONS

On April 5, 2019, the Company entered into a Stock Subscription Agreement (“Subscription Agreement”) with existing investors for the sale of 168,068 shares of common stock for $1,000,000, or $5.95 per share. This capital raise triggered the conversion features on the convertible debt above, see Note 8 for further details.

On December 13, 2018, the Company entered into a service agreement with a financial advisor. Pursuant to this agreement, in June 2019, 160,974 common shares were issued at $5.95 per share for services rendered. These services totaling $0.96 million are related to the merger transaction, therefore, reflected in the supplemental disclosure of the condensed consolidated statements of cash flows. Remaining balance of the total $1.9 million deferred transaction cost consists of unpaid fees as of June 30, 2019.